UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 1, 2024

INTERACTIVE BROKERS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33440	30-0390693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Pickwick Plaza, Greenwich, CT 06830

(Address of Principal Executive Offices) (Zip Code)

(203) 618-5800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, par value $.01 per share	IBKR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 17, 2023, the Board of Directors (the “Board”) of Interactive Brokers Group, Inc. (the “Company”) appointed Mr. Richard Repetto to serve as an independent director of the Company, effective January 1, 2024.

Mr. Repetto is a renowned research analyst with over 25 years of experience covering electronic trading and financial technology companies. Mr. Repetto retired in June 2023 as Managing Director and Senior Research Analyst at Piper Sandler. Throughout his successful career, Mr. Repetto received many accolades, including the Financial Times/StarMine “Analyst of the Year” Award in 2010 and “Global Analyst of the Year” from the Financial Times in 2012.

Mr. Repetto will receive the same compensation as the Company’s other non-employee directors. The compensation program is described in the Company’s Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (“SEC”) on March 8, 2023.

The Board has determined that Mr. Repetto is “independent” under the rules of the Nasdaq Stock Market LLC and the SEC. Mr. Repetto has no family relationships with directors or other executive officers of the Company and is not a party to any transactions requiring disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Repetto and any other persons pursuant to which Mr. Repetto was selected as a director.

A copy of the Registrant’s press release relating to this director appointment is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item. 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 2, 2023.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL Document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2024

INTERACTIVE BROKERS GROUP, INC.

By:	/s/ Paul J. Brody
Name:	Paul J. Brody
Title:	Chief Financial Officer, Treasurer and Secretary